ADVANCED SERIES TRUST
AST Prudential Core Bond Portfolio
AST Prudential Growth Allocation Portfolio

PRUDENTIAL SERIES FUND
PSF Conservative Balanced Portfolio
PSF Diversified Bond Portfolio
PSF Flexible Managed Portfolio

Supplement dated July 31, 2014 to the Currently Effective Prospectus and Statement of Additional Information

In December 2013, Kay T. Willcox, who currently serves as a portfolio manager for the above Portfolios, announced her intention to retire in the second half of 2014. Effective July 31, 2014, Kay Willcox will no longer be a Portfolio Manager for the Portfolios. All references and information pertaining to Ms. Willcox appearing in the Fund’s Prospectus and Statement of Additional Information (“SAI”) are hereby deleted.

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